                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 30, 2003


                            The Lamson & Sessions Co.
                            -------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Ohio                           1-313                  34-0349210
------------------------------------------------------------------------------
(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)          Identification No.)


   25701 Science Park Drive, Cleveland, Ohio                     44122-7313
------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                     (Zip Code)


        Registrant's telephone number, including area code:  (216) 464-3400
                                                             --------------


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)         Exhibits.

            Number        Description
            ------        -----------

             99.1         Press Release, dated April 30, 2003.

ITEM 9. REGULATION FD DISCLOSURE. (The following information is furnished under "Item 12. Results of Operations and Financial Conditions.")

In accordance with the Securities and Exchange Commission ("SEC") Release
No. 33-8216, the following information, required to be furnished under "Item 12. Results of Operations and Financial Condition," is furnished under "Item 9. Regulation FD Disclosure."

On April 30, 2003, The Lamson & Sessions Co. issued a press release announcing its earnings for the first quarter of 2003. A copy of such press release is included as Exhibit 99.1 hereto.

This Form 8-K and the attached Exhibit are provided under Item 12 of Form 8-K and are furnished to, but not filed with, the SEC.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      THE LAMSON & SESSIONS CO.

Dated:  April 30, 2003

                                      By: /s/ James J. Abel
                                         -------------------------------------
                                         James J. Abel
                                         Executive Vice President, Secretary,
                                         Treasurer and Chief Financial Officer

                                  EXHIBIT INDEX

      Number        Description
      ------        -----------

      99.1          Press Release, dated April 30, 2003.